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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 17, 2006

Gaming & Entertainment Group, Inc.
(Exact name of registrant as specified in its charter)

Utah	000-28399	59-1643698
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

16821 Escalon Dr., Encino, CA		91436
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(818) 400-5930

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC873(6-04)	Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.	1 of 6

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(b)  On March 27, 2006, the Company was notified by J.H. Cohn LLP, its then existing independent accountants, that action should be taken to prevent future reliance on a previously issued audit report and interim reviews for the following fiscal periods ended and included within: (i) Quarterly Report on Form 10-QSB for the three months ended September 30, 2004; (ii) Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004; (iii) Quarterly Report on Form 10-QSB for the three months ended March 31, 2005; (iv) Quarterly Report on Form 10-QSB for the three months ended June 30, 2005; (v) Quarterly Report on Form 10-QSB for the three months ended September 30, 2005. The financial statements included in the above filings made pursuant to the Securities Exchange Act of 1934, as amended, should no longer be relied upon.

By way of background, on May 31, 2004, the Company received proceeds of $2,143,242, net of expenses of $301,758, from the sale of 244.5 units, at a price of $10,000 per unit, through a private placement (“Private Placement”). Each unit consisted of 10,000 shares of common stock and a warrant to purchase 10,000 shares of common stock at $1.50 per share. The warrants expired on May 31, 2005. Pursuant to the private placement, the Company provided registration rights (“Registration Rights”) to the investors in the Private Placement and was obligated to file a registration statement (the “Registration Statement”) no later than July 15, 2004 to register the shares of common stock and the shares of common stock underlying the warrants issued therein.

The Company did not file the Registration Statement by July 15, 2004, but rather filed it on March 3, 2005. Accordingly, the Company issued to the investors in the Private Placement a total of 563,250 shares of common stock, which represented 3% of the number of shares of common stock purchased by the investors, for each month, or part thereof, of such late filing. The shares of common stock were registered pursuant to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission and declared effective.

On March 27, 2006, J.H. Cohn LLP notified us that The Emerging Issues Task Force ("EITF") is currently reviewing the accounting for securities with liquidated damages clauses as stated in EITF 05-04, "The Effect of a Liquidated Damages Clause on a Freestanding Financial Instrument Subject to EITF 00-19" (“EITF 05-04”). J.H. Cohn LLP further notified us that there are currently several views as to how to account for this type of transaction and that the EITF has not yet reached a consensus.

In consultation with J.H. Cohn LLP it was determined that, in accordance with EITF 00-19, "Accounting for Derivative Financial Instruments Indexed To, and Potentially Settled in the Company's Own Stock," (“EITF 00-19”) and EITF 05-04, because the maximum potential liquidated damages for failure to file and have the Registration Statement declared effective is greater than the difference between the fair value of registered and unregistered shares, the value of the common stock subject to such  registration rights should be classified as temporary equity. Additionally, in accordance with EITF 00-19 and the terms of the warrants issued in the Private Placement, the fair value of the warrants should be recorded as a liability, with an offsetting reduction to stockholders' equity. The warrant liability is initially measured at fair value using the Black-Scholes option pricing model, and is then re-valued at each reporting date, with changes in the fair value reported as non-cash charges or credits to earnings.

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Historically, the Company classified the common stock and warrants with registration rights described above as stockholders' equity, as it believed these securities met the requirements necessary to record them as stockholders' equity. After further review of EITF 00-19 as it relates to these common shares and warrants subject to registration rights, the Company has concluded that its financial statements for the year ended December 31, 2004, and interim periods ended September 30, 2004, March 31, 2005, June 30, 2005 and September 30, 2005 must be restated. The restatement includes the reclassification of common stock subject to registration rights from stockholders' equity and into temporary equity, and the inclusion of the liability for the fair value of penalty common stock as of forty five (45) days after the closing date (July 15, 2004).

Based on the above determination, as of December 31, 2004, the Company reclassified $2,445,000 of common stock subject to registration rights from stockholders' equity and into temporary equity. In March 2005, such shares of common stock were registered under the Registration Statement on Form S-3 filed with the Securities and Exchange Commission and declared effective. Accordingly, the Company reclassified $2,445,000 from temporary equity and into stockholders' equity.

In addition, the Company measured the initial fair value of the warrants on the closing date at $26,022 and recorded the fair value to warrant liability. At the end of each reporting period, the value of the warrants was re-measured based on the fair value of the underlying shares, and changes to the warrant liability and related “gain or loss in fair value of the warrants” was recorded  as a non-cash charge or credit to earnings. The warrant liability was cancelled when the warrants expired on May 31, 2005. The fair value of the warrants was estimated using the Black-Scholes option-pricing model.

For the years ended December 31, 2005 and 2004, the non-cash gain on fair value of warrants was $2,717 and $23,305 respectively. The gain on fair value of warrants is due principally to the decrease in the market value of the common stock of the Company. The non-cash gain on fair value of warrants has no effect on the Company’s cash flows or liquidity.

In addition, the Company measured the initial fair value of the penalty common stock to be $86,365, and recorded as a non-cash charge. At the end of each reporting period, the increase in the penalty common stock was valued based on the fair value of the underlying shares, and changes to the penalty common stock liability and related non-cash charge was recorded. The penalty common stock liability was reclassified to stockholders' equity when the shares of common stock were registered under the Registration Statement on Form S-3 filed with the Securities and Exchange Commission and declared effective in March 2005 and the shares of common stock were issued.

The restatement adjustments to the Company's consolidated balance sheets and statements of operations for the fiscal year ended December 31, 2004 and the interim periods ended September 30, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, have been disclosed in Note 3 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on April 17, 2006. Restated statements of cash flows for the interim periods have not been presented. The restatement adjustment had no effect on previously reported total operating, investing and financing activities.

Following the determination to restate the financial statements for the periods noted above, management for the Company evaluated the effectiveness of our disclosure controls and procedures. This evaluation was done with the participation of our chief executive officer and principal executive officer, Tibor N. Vertes, and Gregory L. Hrncir, our President and principal financial and accounting officer. Given the evolving nature of EITF 00-19 and EITF 05-04, management for the Company determined that our disclosure controls and procedures are effective to provide reasonable assurance that the information we are required to disclose in reports that we file or submit under the Exchange Act are recorded, processed, summarized, and reported in such reports within the time periods specified in the SEC’s rules and forms.

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An authorized officer of the Company has discussed with our former independent accountants, J.H. Cohn, LLP, the matters disclosed in this filing.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

 (c) Exhibits.

Exhibit 16 Letter from J.H. Cohn LLP dated June 12, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gaming & Entertainment Group, Inc.
(Registrant)

Date: June 19, 2006
	By:	/s/ Gregory L. Hrncir
Gregory L. Hrncir
	Its:	President

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